Supplement Dated January 28, 2020

To the Prospectus and Statement of Additional Information, each dated April 30, 2010

Voya Select Opportunities

Issued by Voya Retirement Insurance and Annuity Company

Through its Variable Annuity Account B

This supplement updates and amends certain information contained in your current product prospectus and any subsequent supplements thereto. Please read it carefully and keep it with prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Voya Euro STOXX 50® Index Portfolio.

On January 24, 2020, the Board of Directors of the Voya Euro STOXX 50® Index Portfolio (the “Portfolio”) voted to liquidate and terminate the Portfolio. Subject to shareholder approval, the liquidation is expected to take place on or about April 24, 2020 (the “Liquidation Date”).

Voluntary Transfers Before the Liquidation Date. Any time prior to the Liquidation Date you may transfer amounts allocated to the subaccount that invests in the Portfolio to any other available subaccount. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271, (800) 366-0066. See the section of your contract prospectus that deals with transfers among investment options for information about making subaccount transfers, including applicable restrictions and limits on transfers.

Automatic Reallocation Upon Liquidation. On the Liquidation Date and after our receipt of the proceeds from the liquidation of the Portfolio, amounts allocated to the subaccount that invested in the Portfolio will be automatically reallocated to the subaccount that invests in Class S shares of the Voya Government Money Market Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your Accumulation Value immediately before the reallocation will equal your Accumulation Value immediately after the reallocation.

Information about the Voya Government Money Market Portfolio.  Information about the Voya Government Money Market Portfolio, including information about its investment adviser, subadviser and investment objective can be found in your contract prospectus.

MORE INFORMAITON IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contracting:

Customer Service

P.O. Box 9271

Des Moines, IA 50306-9271

(800) 366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.162593-19A	January 2020